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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 15, 2002


                                     1-6880
                            (Commission File Number)



                                  U.S. BANCORP
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                           41-0255900
    (State of incorporation)                               (I.R.S. Employer
                                                        Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS.

         On January 15, 2002, U.S. Bancorp (the "Company") issued a press release discussing fourth quarter 2001 results and full-year 2001 earnings. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         99.1 Press Release issued by U.S. Bancorp on January 15, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              U.S. BANCORP


                                              By  /s/ Terrance R. Dolan
                                                  ------------------------------
                                                  Terrance R. Dolan
                                                  Executive Vice President and
                                                  Controller

DATE:  January 31, 2002